UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

	Shares	Value

Common Stocks—92.4%

Consumer Discretionary—19.8%

Automobiles—0.7%
Astra International Tbk PT	425,783,800	$205,416,863

Diversified Consumer Services—2.8%
Estacio Participacoes SA1	43,333,450	130,230,592

Kroton Educacional SA1	46,363,836	142,160,533

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	12,095,862	511,050,170

		783,441,295

Hotels, Restaurants & Leisure—5.2%
China Lodging Group Ltd., ADR[1]	3,551,173	120,420,276

Genting Bhd[1]	219,961,100	445,199,668

Genting Malaysia Bhd	131,005,300	139,889,262

Jollibee Foods Corp.	41,721,993	209,912,214

Las Vegas Sands Corp.	6,327,980	292,605,795

Melco Crown Entertainment Ltd., ADR	17,560,946	254,106,889

		1,462,134,104

Internet & Catalog Retail—3.5%
Ctrip.com International Ltd., ADR[1,2]	14,852,934	679,670,260

JD.com, Inc., ADR[2]	12,105,319	297,911,900

		977,582,160

Media—2.8%
Grupo Televisa SAB, Sponsored ADR	9,877,206	264,116,489

Zee Entertainment Enterprises Ltd.[1]	77,074,068	506,605,165

		770,721,654

Specialty Retail—0.6%
Fast Retailing Co. Ltd.	667,730	178,071,096

Textiles, Apparel & Luxury Goods—4.2%
Cie Financiere Richemont SA	990,930	58,259,782

Kering	1,683,361	271,991,146

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

LVMH Moet Hennessy Louis Vuitton SE	2,599,929	$415,925,587

Prada SpA[1]	128,488,610	422,514,979

		1,168,691,494

Consumer Staples—12.5%

Beverages—5.4%
Ambev SA, ADR	29,344,900	154,354,174

Anadolu Efes Biracilik Ve Malt Sanayii AS	22,438,068	142,136,477

Fomento Economico Mexicano SAB de CV	27,765,342	252,278,860

Kweichow Moutai Co. Ltd., Cl. A5	7,292,585	293,082,950

Nigerian Breweries plc	205,993,581	140,036,206

SABMiller plc	4,631,124	287,945,642

Tsingtao Brewery Co. Ltd., Cl. H	20,744,000	74,188,051

Wuliangye Yibin Co. Ltd., Cl. A5	35,349,791	161,011,416

		1,505,033,776

Food & Staples Retailing—5.0%
Almacenes Exito SA1	15,671,455	77,064,418

Almacenes Exito SA, GDR[1,3]	11,250,373	55,333,835

BIM Birlesik Magazalar AS	9,494,158	185,516,217

CP ALL PCL	107,515,700	149,535,502

Magnit PJSC[1]	5,884,122	831,152,627

Wal-Mart de Mexico SAB de CV	44,365,290	103,240,777

		1,401,843,376

Food Products—2.0%
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A6	19,213,474	44,921,312

Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A5,6	76,363,022	178,591,806

Tingyi Cayman Islands Holding Corp.	148,787,000	136,600,548

1     OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

Want Want China Holdings Ltd.	307,890,000	$216,912,096

		577,025,762

Personal Products—0.1%
LG Household & Health Care Ltd.	39,554	34,872,859

Energy—2.3%

Oil, Gas & Consumable Fuels—2.3%
Novatek OAO, Sponsored GDR	6,553,145	656,669,887

Financials—22.4%

Commercial Banks—6.6%
Bank Pekao SA	4,040,368	152,673,381

Commercial International Bank Egypt SAE	35,661,362	170,918,309

Grupo Aval Acciones y Valores SA, ADR	32,166,935	233,531,948

Grupo Financiero Banorte SAB de CV	60,251,081	315,606,730

Grupo Financiero Inbursa SAB de CV	145,629,981	242,785,675

Kotak Mahindra Bank Ltd.[2]	7,476,613	82,670,801

Kotak Mahindra Bank Ltd.	9,445,368	104,439,823

Sberbank of Russia PJSC, ADR	54,404,437	463,259,983

Zenith Bank plc	1,278,261,810	96,148,156

		1,862,034,806

Diversified Financial Services—3.4%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[1]	84,708,848	373,191,515

Grupo de Inversiones Suramericana SA	17,689,539	212,892,543

Hong Kong Exchanges & Clearing Ltd.	14,298,652	340,865,533

Moscow Exchange (The)[2]	17,247,804	28,553,188

		955,502,779

Insurance—5.4%
AIA Group Ltd.	112,222,600	653,040,968

	Shares	Value

Insurance (Continued)

China Pacific Insurance Group Co. Ltd., Cl. H2	72,735,000	$248,532,296

Old Mutual plc	140,736,241	362,758,959

PICC Property & Casualty Co. Ltd., Cl. H	71,922,000	130,449,455

Sul America SA1	27,427,333	113,698,652

		1,508,480,330

Real Estate Management & Development—2.5%
Ayala Land, Inc.	18,025,700	13,746,780

Global Logistic Properties Ltd.	111,343,000	146,004,704

Hang Lung Group Ltd.	39,349,750	109,926,817

Hang Lung Properties Ltd.	31,786,770	60,366,937

SM Prime Holdings, Inc.	550,782,672	282,503,211

SOHO China Ltd.	193,815,000	85,093,783

		697,642,232

Thrifts & Mortgage Finance—4.5%
Housing Development Finance Corp. Ltd.	69,150,345	1,274,652,151

Health Care—5.0%

Health Care Providers & Services—2.6%
Apollo Hospitals Enterprise Ltd.[1]	11,490,888	232,860,755

Sinopharm Group Co. Ltd., Cl. H1	105,438,800	486,960,565

		719,821,320

Pharmaceuticals—2.4%
Dr. Reddy’s Laboratories Ltd.	7,255,073	344,244,738

Glenmark Pharmaceuticals Ltd.	8,614,851	108,981,631

Jiangsu Hengrui Medicine Co. Ltd., Cl. A	4,013,762	27,978,686

Sun Pharmaceutical Industries Ltd.	16,541,376	187,075,481

		668,280,536

2     OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Industrials—5.3%

Aerospace & Defense—0.7%
Embraer SA, Sponsored ADR[1]	9,868,504	$205,462,253

Industrial Conglomerates—2.5%
Jardine Strategic Holdings Ltd.	11,800,443	350,212,403

SM Investments Corp.	17,246,826	346,498,614

		696,711,017

Transportation Infrastructure—2.1%
Airports of Thailand PCL	7,444,100	82,536,137

DP World Ltd.	21,440,025	368,311,522

Grupo Aeroportuario del Sureste SAB de CV, Cl. B2	8,530,765	134,713,683

		585,561,342

Information Technology—21.9%

Electronic Equipment, Instruments, & Components—0.3%
Murata Manufacturing Co. Ltd.	602,300	69,568,011

Internet Software & Services—13.7%
Alibaba Group Holding Ltd., Sponsored ADR[2]	13,045,100	1,069,698,200

Baidu, Inc., Sponsored ADR[2]	5,628,544	1,004,920,246

NAVER Corp.	562,392	338,875,882

Tencent Holdings Ltd.	64,770,510	1,440,505,928

		3,854,000,256

IT Services—4.5%
Cognizant Technology Solutions Corp., Cl. A2	1,690,760	103,880,294

Infosys Ltd.	44,870,961	833,214,787

Tata Consultancy Services Ltd.	8,309,112	317,373,363

		1,254,468,444

	Shares	Value

Semiconductors & Semiconductor Equipment—3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	201,096,429	$963,534,913

Materials—3.0%

Chemicals—0.2%
Asian Paints Ltd.	4,610,800	67,653,661

Construction Materials—1.5%
Indocement Tunggal Prakarsa Tbk PT	109,383,800	133,183,328

Semen Indonesia Persero Tbk PT	133,636,100	87,967,176

UltraTech Cement Ltd.	3,881,542	186,740,391

		407,890,895

Metals & Mining—1.3%
Alrosa PAO	223,037,637	237,397,023

Glencore plc[2]	73,873,319	139,130,299

		376,527,322

Telecommunication Services—0.2%

Diversified Telecommunication Services—0.0%
Telesites SAB de CV2	15,956,729	10,270,819

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, ADR	3,407,239	41,738,678

Total Common Stocks (Cost $22,375,629,860)		25,941,306,091

Preferred Stocks—2.5%

Banco Davivienda SA, Preference	9,723,828	82,421,318

Lojas Americanas SA, Preference[1]	117,742,200	500,801,863

Xiaoju Kuaizhi, Inc., Series A, Preference[2]	2,615,945	99,999,991

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	189,591,305	25,190,552

Total Preferred Stocks (Cost $618,562,263)		708,413,724

3     OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Units	Value

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1,2] (Cost $22,944,872)	36,522,500	$14,241,033

	Shares

Investment Company—4.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[1,4] (Cost $1,377,245,181)	1,377,245,181	1,377,245,181

Total Investments,at Value (Cost $24,394,382,176)	99.8%	28,041,206,029

Net Other Assets (Liabilities)	0.2	42,877,638

Net Assets	100.0%	$28,084,083,667

Footnotes to Consolidated Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016

Almacenes Exito SA	15,671,455	—	—	15,671,455
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	12,086,295	—	595,407	11,490,888
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[a]	111,087,648	—	26,378,800	84,708,848
China Lodging Group Ltd., ADR	1,136,568	2,414,605	—	3,551,173
Ctrip.com International Ltd., ADR[a]	7,900,702	7,900,702[b]	948,470	14,852,934
Cyrela Brazil Realty SA Empreendimentos e Participacoes	30,690,700	—	30,690,700	—
Diagnosticos da America SA	27,003,700	—	27,003,700[b]	—
Embraer SA, Sponsored ADR	13,662,162	—	3,793,658	9,868,504
Estacio Participacoes SA	42,037,850	4,149,700	2,854,100	43,333,450
Genting Bhd	219,961,100	—	—	219,961,100
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	36,522,500	—	—	36,522,500
Homeinns Hotel Group, ADR	6,717,713	—	6,717,713[b]	—
Kroton Educacional SAa	115,616,536	—	69,252,700	46,363,836
Lojas Americanas SA, Preference	98,405,500	19,623,700[b]	287,000	117,742,200
Magnit PJSC	5,689,221	194,901	—	5,884,122
MercadoLibre, Inc.	2,669,702	—	2,669,702	—

4     OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares May 31, 2016
New Oriental Education & Technology Group, Inc., Sponsored ADR	14,908,372	—	2,812,510	12,095,862
OFI Global China Fund, LLC, China A Series	20,020,250	—	20,020,250	—[d]
Oppenheimer Institutional Money Market Fund, Cl. E	1,432,448,652	3,344,219,397	3,399,422,868	1,377,245,181
Prada SpA	126,303,810	2,184,800	—	128,488,610
Qunar Cayman Islands Ltd., ADR	4,232,159	—	4,232,159	—
Sinopharm Group Co. Ltd., Cl. H	111,316,000	482,400	6,359,600	105,438,800
Sul America SA	27,427,333	—	—	27,427,333
Zee Entertainment Enterprises Ltd.	77,074,068	—	—	77,074,068
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,895,913,054	—	1,895,913,054[b]	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	—	189,591,305[b]	—	189,591,305

				Realized Gain
		Value	Income	(Loss)
Almacenes Exito SA		$77,064,418	$2,322,811	$—
Almacenes Exito SA, GDR		55,333,835	1,698,885	—
Apollo Hospitals Enterprise Ltd.		232,860,755	1,086,653	1,043,743
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros		—[c]	12,501,957	(100,607,372)
China Lodging Group Ltd., ADR		120,420,276	1,110,364	—
Ctrip.com International Ltd., ADR[a]		—[c]	—	2,064,255
Cyrela Brazil Realty SA Empreendimentos e Participacoes		—	—	(123,850,620)
Diagnosticos da America SA		—	—	(113,597,992)
Embraer SA, Sponsored ADR		205,462,253	808,677	(39,764,399)
Estacio Participacoes SA		130,230,592	4,656,575	(11,357,506)
Genting Bhd		445,199,668	—	—
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18		14,241,033	—	—
Homeinns Hotel Group, ADR		—	—	27,636,188
Kroton Educacional SAa		—[c]	3,714,236	(92,380,861)
Lojas Americanas SA, Preference		500,801,863	2,225,349	(373,791)
Magnit PJSC		831,152,627	19,763,805	—
MercadoLibre, Inc.		—	411,709	53,882,220
New Oriental Education & Technology Group, Inc.,
Sponsored ADR		511,050,170	5,963,349	14,513,146
OFI Global China Fund, LLC, China
A Series		—[d]	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		1,377,245,181	3,496,711	—
Prada SpA		422,514,979	13,373,033	—
Qunar Cayman Islands Ltd., ADR		—	—	54,368,250
Sinopharm Group Co. Ltd., Cl. H		486,960,565	—	4,903,882
Sul America SA		113,698,652	3,370,264	—

5     OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)
Zee Entertainment Enterprises Ltd.	$506,605,165	$—	$—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	—	1,713,755	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	25,190,552	—	—

Total	$6,056,032,584	$78,218,133	$(323,520,857)

a. No longer an affiliate at period end.

b. All or a portion is the result of a corporate action.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

d. The underlying securities of the subsidiary are represented on the SOI. See Note 2 of the accompanying Consolidated Notes.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $55,333,835 or 0.20% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

6. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$7,308,499,934	26.1%
India	4,271,703,298	15.2
Russia	2,217,032,708	7.9
United States	1,773,731,271	6.3
Hong Kong	1,768,519,547	6.3
Brazil	1,619,899,583	5.8
Mexico	1,364,751,710	4.9
Taiwan	963,534,913	3.4
Philippines	852,660,819	3.0
France	687,916,733	2.5
Colombia	661,244,062	2.4
United Kingdom	650,704,601	2.3
Malaysia	599,329,963	2.1
Indonesia	426,567,367	1.5
Italy	422,514,979	1.5
South Korea	373,748,742	1.3
United Arab Emirates	368,311,522	1.3
Turkey	327,652,694	1.2
Japan	247,639,107	0.9
Nigeria	236,184,362	0.9
Thailand	232,071,640	0.8
Switzerland	197,390,081	0.7
Egypt	170,918,308	0.6
Poland	152,673,381	0.6
Singapore	146,004,704	0.5

Total	$28,041,206,029	100.0%

6     OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a private investment vehicle, OFI Global China Fund, LLC, which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. At period end, the Fund owned 44,604,357 shares with net assets of $638,904,955 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

7     OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

8     OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

9     OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,419,881,779	$3,126,176,887	$—	$5,546,058,666
Consumer Staples	154,354,174	3,364,421,599	—	3,518,775,773
Energy	—	656,669,887	—	656,669,887
Financials	233,531,948	6,064,780,350	—	6,298,312,298
Health Care	—	1,388,101,856	—	1,388,101,856
Industrials	205,462,253	1,282,272,359	—	1,487,734,612
Information Technology	2,178,498,740	3,963,072,884	—	6,141,571,624
Materials	—	852,071,878	—	852,071,878
Telecommunication Services	41,738,678	10,270,819	—	52,009,497
Preferred Stocks	25,190,552	683,223,172	—	708,413,724
Rights, Warrants and Certificates	14,241,033	—	—	14,241,033
Investment Company	1,377,245,181	—	—	1,377,245,181

Total Assets	$6,650,144,338	$21,391,061,691	$—	$28,041,206,029

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

10     OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

11     OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost	$24,406,905,875

Gross unrealized appreciation	$8,092,436,141
Gross unrealized depreciation	(4,458,135,987)

Net unrealized appreciation	$3,634,300,154

12     OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	7/13/2016